Exhibit 4.1

NUCLEA ENERGY INC.

BRITISH COLUMBIA BUSINESS CORPORATIONS ACT

CERTIFICATE NO. SPECIMEN	CUSIP NO.

THIS CERTIFIES THAT Shareholder Name	Shares

IS THE REGISTERED HOLDER OF	COMMON SHARES

Number of Shares

FULLY PAID AND NON-ASSESSABLE COMMON SHARES

WITHOUT PAR VALUE IN THE CAPITAL OF

NUCLEA ENERGY INC.

in the Authorized share structure of the above named Company subject to the Articles of the Company transferable on the Central Securities Register of the Company by the registered holder in person or by attorney duly authorized in writing upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Company.

IN WITNESS WHEREOF the Company has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers, at Vancouver, British Columbia.

SPECIMEN ONLY – NOT NEGOTIABLE

Countersigned

ENDEAVOR TRUST CORPORATION Suite 702 – 777 Hornby Street Vancouver, BC, V6Z 1S4	ISSUE DATE:

By:

TRANSFER AGENT – AUTHORIZED SIGNATURE	SAGAR SANGHERA, CEO

For value received the undersigned hereby sells, assigns and transfers unto

_______________________________________________________________________
Insert the name and address of transferee

______________________________________________________________________shares represented by this certificate and does hereby irrevocably constitute and appoint

______________________________________________________________________the attorney of the undersigned to transfer the said shares on the books of the Company with full power of substitution in the premises.

DATED
	Signature of Shareholder	Signature of Guarantor

Signature Guarantee:

The Signature on this assignment must correspond with the name as written upon the face of the certificate(s), in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by a major Canadian Schedule 1 Chartered bank or a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, MSP). The guarantor must affix a stamp bearing the actual words “Signature Guaranteed”.

In the USA, Signature guarantees must be done by members of a “Medallion Signature Guarantee Program” only.

Signature guarantees are not accepted from Treasury Branches, Credit Unions, or Caisses Populaires unless they are members of the Stamp Medallion Program.